                                              March 27, 2009

Board of Trustees
Old Mutual Funds II
4643 South Ulster Street
Suite 600
Denver, CO 80237

Re: Plan of Reorganization, made as of the 13th day of November, 2008 (the “Agreement”), by Old Mutual Funds II, a statutory trust created under the laws of the State of Delaware (“Trust”), on behalf of its series, Old Mutual Strategic Small Company Fund (“Acquiring Fund”) and Old Mutual Developing GrowthFund ("Acquired Fund")

Gentlemen:
You have requested our opinion concerning certain federal income tax consequences of the reorganization of Acquired Fund (the “Reorganization”), which will consist of:  (i) the acquisition by Trust, on behalf of Acquiring Fund, of all of the assets of Acquired Fund in exchange for the assumption and payment, when due, of all liabilities of Acquired Fund, (ii) the reclassification of the full and fractional Class A, Class C, Institutional Class, and Class Z shares of beneficial interest, with $.001 par value, of Acquired Fund (“Acquired Fund Shares”) as shares of Acquiring Fund (“Acquiring Fund Shares”), which are voting securities, such that the reclassified shares of an Acquired Fund shareholder will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares held by such shareholder immediately prior to the Effective Time, and (iii) the liquidation of Acquired Fund at the Effective Time (the “Closing”), all upon and subject to the terms and conditions of the Agreement.

In rendering our opinion, we have reviewed and relied upon:  (a) the Agreement, made as of the 13th day of November, 2008, by Trust, on behalf of Acquiring Fund and Acquired Fund; (b) the proxy materials provided to shareholders of Acquired Fund in connection with a Special Meeting of Shareholders of Acquired Fund held on February 27, 2009, and reconvened on March 6, 2009 and March 10, 2009; (c) certain representations concerning the Reorganization made to us by Trust, on behalf of Acquiring Fund and Acquired Fund, in a letter dated March 27, 2009 (the “Representation Letter”); (d) all other documents, financial and other reports and corporate minutes we deemed relevant or appropriate; and (e) such statutes, regulations, rulings and decisions as we deemed material in rendering this opinion.  All terms used herein, unless otherwise defined, are used as defined in the Agreement.

For purposes of this opinion, we have assumed that Acquired Fund, on the Closing of the Reorganization, satisfies, and immediately following the Closing, Acquiring Fund will continue to satisfy, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

Based on the foregoing, and provided the Reorganization is carried out in accordance with the applicable laws of the State of Delaware, the terms of the Agreement and the statements in the Representation Letter with regard to matters of fact, it is our opinion that:

1.           The acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund as provided for in the Agreement, in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and Acquired Fund and Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

2.           No gain or loss will be recognized by Acquired Fund upon the transfer of substantially all of its assets to, and assumption of its liabilities by, Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code.

3.           No gain or loss will be recognized by Acquiring Fund upon the receipt by it of substantially all of the assets of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund pursuant to Section 1032(a) of the Code.

4.           No gain or loss will be recognized by Acquired Fund upon the distribution of Acquiring Fund Shares to its shareholders in complete liquidation of Acquired Fund (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

5.           The basis of the assets of Acquired Fund received by Acquiring Fund will be the same as the basis of these assets to Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

6.           The holding period of the assets of Acquired Fund received by Acquiring Fund will include the period during which such assets were held by Acquired Fund pursuant to Section 1223(2) of the Code.

7.           No gain or loss will be recognized by the shareholders of Acquired Fund upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

8.           The basis of Acquiring Fund Shares received by the shareholders of Acquired Fund (including fractional shares to which they may be entitled) will be the same as the basis of Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

9.           The holding period of Acquiring Fund Shares received by the shareholders of Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of Acquired Fund Shares surrendered in exchange therefor, provided that Acquired Fund Shares were held as a capital asset on the Closing of the Reorganization pursuant to Section 1223(1) of the Code.

10.           Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Treasury Regulations”), the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

Our opinion is based upon the Code, the applicable Treasury Regulations, the present positions of the Internal Revenue Service (the “Service”) as are set forth in published revenue rulings and revenue procedures, present administrative positions of the Service, and existing judicial decisions, all of which are subject to change either prospectively or retroactively.  We do not undertake to make any continuing analysis of the facts or relevant law following the Closing of the Reorganization.

Our opinion is conditioned upon the performance by Trust, on behalf of Acquiring Fund and Acquired Fund, of their undertakings in the Agreement and the Representation Letter. Our opinion is limited to the transactions incident to the Reorganization described herein, and no opinion is rendered with respect to (i) any other transaction or (ii) the effect, if any, of the Reorganization (and/or the transactions incident thereto) on any other transaction and/or the effect, if any, of any such other transaction on the Reorganization.

This opinion is being rendered to Trust, on behalf of Acquiring Fund and Acquired Fund, and may be relied upon only by such funds and the shareholders of each. We hereby consent to the use of this opinion as an exhibit to the Registration Statement of Acquiring Fund on Form N-14, and any amendments thereto, covering the registration of Acquiring Fund Shares under the Securities Act of 1933, as amended, to be issued in the Reorganization.

Very truly yours,

/s/ STRADLEY  RONON  STEVENS & YOUNG, LLP

March 27, 2009

Board of Trustees
Old Mutual Funds II
4643 South Ulster Street
Suite 600
Denver, CO 80237

Re: Plan of Reorganization, made as of the 13th day of November, 2008 (the “Agreement”), by Old Mutual Funds II, a statutory trust created under the laws of the State of Delaware (“Trust”), on behalf of its series, Old Mutual TS&W Mid-Cap Value Fund (“Acquiring Fund”) and Old Mutual Mid-Cap Fund ("Acquired Fund")

Gentlemen:
You have requested our opinion concerning certain federal income tax consequences of the reorganization of Acquired Fund (the “Reorganization”), which will consist of:  (i) the acquisition by Trust, on behalf of Acquiring Fund, of all of the assets of Acquired Fund in exchange for the assumption and payment, when due, of all liabilities of Acquired Fund, (ii) the reclassification of the full and fractional Class A, Class C, Institutional Class, and Class Z shares of beneficial interest, with $.001 par value, of Acquired Fund (“Acquired Fund Shares”) as shares of Acquiring Fund (“Acquiring Fund Shares”), which are voting securities, such that the reclassified shares of an Acquired Fund shareholder will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares held by such shareholder immediately prior to the Effective Time, and (iii) the liquidation of Acquired Fund at the Effective Time (the “Closing”), all upon and subject to the terms and conditions of the Agreement.

In rendering our opinion, we have reviewed and relied upon:  (a) the Agreement, made as of the 13th day of November, 2008, by Trust, on behalf of Acquiring Fund and Acquired Fund; (b) the proxy materials provided to shareholders of Acquired Fund in connection with a Special Meeting of Shareholders of Acquired Fund held on February 27, 2009, and reconvened on March 6, 2009 and March 10, 2009; (c) certain representations concerning the Reorganization made to us by Trust, on behalf of Acquiring Fund and Acquired Fund, in a letter dated March 27, 2009 (the “Representation Letter”); (d) all other documents, financial and other reports and corporate minutes we deemed relevant or appropriate; and (e) such statutes, regulations, rulings and decisions as we deemed material in rendering this opinion.  All terms used herein, unless otherwise defined, are used as defined in the Agreement.

For purposes of this opinion, we have assumed that Acquired Fund, on the Closing of the Reorganization, satisfies, and immediately following the Closing, Acquiring Fund will continue to satisfy, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

Based on the foregoing, and provided the Reorganization is carried out in accordance with the applicable laws of the State of Delaware, the terms of the Agreement and the statements in the Representation Letter with regard to matters of fact, it is our opinion that:

1.           The acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund as provided for in the Agreement, in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and Acquired Fund and Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

2.           No gain or loss will be recognized by Acquired Fund upon the transfer of substantially all of its assets to, and assumption of its liabilities by, Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code.

3.           No gain or loss will be recognized by Acquiring Fund upon the receipt by it of substantially all of the assets of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund pursuant to Section 1032(a) of the Code.

4.           No gain or loss will be recognized by Acquired Fund upon the distribution of Acquiring Fund Shares to its shareholders in complete liquidation of Acquired Fund (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

5.           The basis of the assets of Acquired Fund received by Acquiring Fund will be the same as the basis of these assets to Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

6.           The holding period of the assets of Acquired Fund received by Acquiring Fund will include the period during which such assets were held by Acquired Fund pursuant to Section 1223(2) of the Code.

7.           No gain or loss will be recognized by the shareholders of Acquired Fund upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

8.           The basis of Acquiring Fund Shares received by the shareholders of Acquired Fund (including fractional shares to which they may be entitled) will be the same as the basis of Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

9.           The holding period of Acquiring Fund Shares received by the shareholders of Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of Acquired Fund Shares surrendered in exchange therefor, provided that Acquired Fund Shares were held as a capital asset on the Closing of the Reorganization pursuant to Section 1223(1) of the Code.

10.           Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Treasury Regulations”), the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

Our opinion is based upon the Code, the applicable Treasury Regulations, the present positions of the Internal Revenue Service (the “Service”) as are set forth in published revenue rulings and revenue procedures, present administrative positions of the Service, and existing judicial decisions, all of which are subject to change either prospectively or retroactively.  We do not undertake to make any continuing analysis of the facts or relevant law following the Closing of the Reorganization.

Our opinion is conditioned upon the performance by Trust, on behalf of Acquiring Fund and Acquired Fund, of their undertakings in the Agreement and the Representation Letter. Our opinion is limited to the transactions incident to the Reorganization described herein, and no opinion is rendered with respect to (i) any other transaction or (ii) the effect, if any, of the Reorganization (and/or the transactions incident thereto) on any other transaction and/or the effect, if any, of any such other transaction on the Reorganization.

This opinion is being rendered to Trust, on behalf of Acquiring Fund and Acquired Fund, and may be relied upon only by such funds and the shareholders of each. We hereby consent to the use of this opinion as an exhibit to the Registration Statement of Acquiring Fund on Form N-14, and any amendments thereto, covering the registration of Acquiring Fund Shares under the Securities Act of 1933, as amended, to be issued in the Reorganization.

Very truly yours,

/s/ STRADLEY  RONON  STEVENS & YOUNG, LLP

March 27, 2009

Board of Trustees
Old Mutual Funds II
4643 South Ulster Street
Suite 600
Denver, CO 80237

Re: Plan of Reorganization, made as of the 13th day of November, 2008 (the “Agreement”), by Old Mutual Funds II, a statutory trust created under the laws of the State of Delaware (“Trust”), on behalf of its series, Old Mutual Large Cap Growth Fund (“Acquiring Fund”) and Old Mutual Select Growth Fund ("Acquired Fund")

Gentlemen:
You have requested our opinion concerning certain federal income tax consequences of the reorganization of Acquired Fund (the “Reorganization”), which will consist of:  (i) the acquisition by Trust, on behalf of Acquiring Fund, of all of the assets of Acquired Fund in exchange for the assumption and payment, when due, of all liabilities of Acquired Fund, (ii) the reclassification of the full and fractional Class A, Class C, Institutional Class, and Class Z shares of beneficial interest, with $.001 par value, of Acquired Fund (“Acquired Fund Shares”) as shares of Acquiring Fund (“Acquiring Fund Shares”), which are voting securities, such that the reclassified shares of an Acquired Fund shareholder will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares held by such shareholder immediately prior to the Effective Time, and (iii) the liquidation of Acquired Fund at the Effective Time (the “Closing”), all upon and subject to the terms and conditions of the Agreement.

In rendering our opinion, we have reviewed and relied upon:  (a) the Agreement, made as of the 13th day of November, 2008, by Trust, on behalf of Acquiring Fund and Acquired Fund; (b) the proxy materials provided to shareholders of Acquired Fund in connection with a Special Meeting of Shareholders of Acquired Fund held on February 27, 2009, and reconvened on March 6, 2009 and March 10, 2009; (c) certain representations concerning the Reorganization made to us by Trust, on behalf of Acquiring Fund and Acquired Fund, in a letter dated March 27, 2009 (the “Representation Letter”); (d) all other documents, financial and other reports and corporate minutes we deemed relevant or appropriate; and (e) such statutes, regulations, rulings and decisions as we deemed material in rendering this opinion.  All terms used herein, unless otherwise defined, are used as defined in the Agreement.

For purposes of this opinion, we have assumed that Acquired Fund, on the Closing of the Reorganization, satisfies, and immediately following the Closing, Acquiring Fund will continue to satisfy, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

Based on the foregoing, and provided the Reorganization is carried out in accordance with the applicable laws of the State of Delaware, the terms of the Agreement and the statements in the Representation Letter with regard to matters of fact, it is our opinion that:

1.           The acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund as provided for in the Agreement, in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and Acquired Fund and Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

2.           No gain or loss will be recognized by Acquired Fund upon the transfer of substantially all of its assets to, and assumption of its liabilities by, Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code.

3.           No gain or loss will be recognized by Acquiring Fund upon the receipt by it of substantially all of the assets of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund pursuant to Section 1032(a) of the Code.

4.           No gain or loss will be recognized by Acquired Fund upon the distribution of Acquiring Fund Shares to its shareholders in complete liquidation of Acquired Fund (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

5.           The basis of the assets of Acquired Fund received by Acquiring Fund will be the same as the basis of these assets to Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

6.           The holding period of the assets of Acquired Fund received by Acquiring Fund will include the period during which such assets were held by Acquired Fund pursuant to Section 1223(2) of the Code.

7.           No gain or loss will be recognized by the shareholders of Acquired Fund upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

8.           The basis of Acquiring Fund Shares received by the shareholders of Acquired Fund (including fractional shares to which they may be entitled) will be the same as the basis of Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

9.           The holding period of Acquiring Fund Shares received by the shareholders of Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of Acquired Fund Shares surrendered in exchange therefor, provided that Acquired Fund Shares were held as a capital asset on the Closing of the Reorganization pursuant to Section 1223(1) of the Code.

10.           Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Treasury Regulations”), the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

Our opinion is based upon the Code, the applicable Treasury Regulations, the present positions of the Internal Revenue Service (the “Service”) as are set forth in published revenue rulings and revenue procedures, present administrative positions of the Service, and existing judicial decisions, all of which are subject to change either prospectively or retroactively.  We do not undertake to make any continuing analysis of the facts or relevant law following the Closing of the Reorganization.

Our opinion is conditioned upon the performance by Trust, on behalf of Acquiring Fund and Acquired Fund, of their undertakings in the Agreement and the Representation Letter. Our opinion is limited to the transactions incident to the Reorganization described herein, and no opinion is rendered with respect to (i) any other transaction or (ii) the effect, if any, of the Reorganization (and/or the transactions incident thereto) on any other transaction and/or the effect, if any, of any such other transaction on the Reorganization.

This opinion is being rendered to Trust, on behalf of Acquiring Fund and Acquired Fund, and may be relied upon only by such funds and the shareholders of each. We hereby consent to the use of this opinion as an exhibit to the Registration Statement of Acquiring Fund on Form N-14, and any amendments thereto, covering the registration of Acquiring Fund Shares under the Securities Act of 1933, as amended, to be issued in the Reorganization.

Very truly yours,

/s/ STRADLEY  RONON  STEVENS & YOUNG, LLP

March 27, 2009

Board of Trustees
Old Mutual Funds II
4643 South Ulster Street
Suite 600
Denver, CO 80237

Re: Plan of Reorganization, made as of the 13th day of November, 2008 (the “Agreement”), by Old Mutual Funds II, a statutory trust created under the laws of the State of Delaware (“Trust”), on behalf of its series, Old Mutual TS&W Small Cap Value Fund (“Acquiring Fund”) and Old Mutual Small Cap Fund ("Acquired Fund")

Gentlemen:
You have requested our opinion concerning certain federal income tax consequences of the reorganization of Acquired Fund (the “Reorganization”), which will consist of:  (i) the acquisition by Trust, on behalf of Acquiring Fund, of all of the assets of Acquired Fund in exchange for the assumption and payment, when due, of all liabilities of Acquired Fund, (ii) the reclassification of the full and fractional Class A, Class C, Institutional Class, and Class Z shares of beneficial interest, with $.001 par value, of Acquired Fund (“Acquired Fund Shares”) as shares of Acquiring Fund (“Acquiring Fund Shares”), which are voting securities, such that the reclassified shares of an Acquired Fund shareholder will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares held by such shareholder immediately prior to the Effective Time, and (iii) the liquidation of Acquired Fund at the Effective Time (the “Closing”), all upon and subject to the terms and conditions of the Agreement.

In rendering our opinion, we have reviewed and relied upon:  (a) the Agreement, made as of the 13th day of November, 2008, by Trust, on behalf of Acquiring Fund and Acquired Fund; (b) the proxy materials provided to shareholders of Acquired Fund in connection with a Special Meeting of Shareholders of Acquired Fund held on February 27, 2009, and reconvened on March 6, 2009 and March 10, 2009; (c) certain representations concerning the Reorganization made to us by Trust, on behalf of Acquiring Fund and Acquired Fund, in a letter dated March 27, 2009 (the “Representation Letter”); (d) all other documents, financial and other reports and corporate minutes we deemed relevant or appropriate; and (e) such statutes, regulations, rulings and decisions as we deemed material in rendering this opinion.  All terms used herein, unless otherwise defined, are used as defined in the Agreement.

For purposes of this opinion, we have assumed that Acquired Fund, on the Closing of the Reorganization, satisfies, and immediately following the Closing, Acquiring Fund will continue to satisfy, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

Based on the foregoing, and provided the Reorganization is carried out in accordance with the applicable laws of the State of Delaware, the terms of the Agreement and the statements in the Representation Letter with regard to matters of fact, it is our opinion that:

1.           The acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund as provided for in the Agreement, in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and Acquired Fund and Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

2.           No gain or loss will be recognized by Acquired Fund upon the transfer of substantially all of its assets to, and assumption of its liabilities by, Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code.

3.           No gain or loss will be recognized by Acquiring Fund upon the receipt by it of substantially all of the assets of Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by Acquiring Fund of the liabilities of Acquired Fund pursuant to Section 1032(a) of the Code.

4.           No gain or loss will be recognized by Acquired Fund upon the distribution of Acquiring Fund Shares to its shareholders in complete liquidation of Acquired Fund (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

5.           The basis of the assets of Acquired Fund received by Acquiring Fund will be the same as the basis of these assets to Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code.

6.           The holding period of the assets of Acquired Fund received by Acquiring Fund will include the period during which such assets were held by Acquired Fund pursuant to Section 1223(2) of the Code.

7.           No gain or loss will be recognized by the shareholders of Acquired Fund upon the exchange of their Acquired Fund Shares for Acquiring Fund Shares (including fractional shares to which they may be entitled), pursuant to Section 354(a) of the Code.

8.           The basis of Acquiring Fund Shares received by the shareholders of Acquired Fund (including fractional shares to which they may be entitled) will be the same as the basis of Acquired Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

9.           The holding period of Acquiring Fund Shares received by the shareholders of Acquired Fund (including fractional shares to which they may be entitled) will include the holding period of Acquired Fund Shares surrendered in exchange therefor, provided that Acquired Fund Shares were held as a capital asset on the Closing of the Reorganization pursuant to Section 1223(1) of the Code.

10.           Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Treasury Regulations”), the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

Our opinion is based upon the Code, the applicable Treasury Regulations, the present positions of the Internal Revenue Service (the “Service”) as are set forth in published revenue rulings and revenue procedures, present administrative positions of the Service, and existing judicial decisions, all of which are subject to change either prospectively or retroactively.  We do not undertake to make any continuing analysis of the facts or relevant law following the Closing of the Reorganization.

Our opinion is conditioned upon the performance by Trust, on behalf of Acquiring Fund and Acquired Fund, of their undertakings in the Agreement and the Representation Letter. Our opinion is limited to the transactions incident to the Reorganization described herein, and no opinion is rendered with respect to (i) any other transaction or (ii) the effect, if any, of the Reorganization (and/or the transactions incident thereto) on any other transaction and/or the effect, if any, of any such other transaction on the Reorganization.

This opinion is being rendered to Trust, on behalf of Acquiring Fund and Acquired Fund, and may be relied upon only by such funds and the shareholders of each. We hereby consent to the use of this opinion as an exhibit to the Registration Statement of Acquiring Fund on Form N-14, and any amendments thereto, covering the registration of Acquiring Fund Shares under the Securities Act of 1933, as amended, to be issued in the Reorganization.

Very truly yours,

/s/ STRADLEY  RONON  STEVENS & YOUNG, LLP